                                                                   EXHIBIT 10.30

                                PROMISSORY NOTE

$200,000 USD                                                    October 28, 2002

FOR VALUE RECEIVED, the undersigned, Invisa, Inc., a Nevada Corporation, of 4400 Independence Court, Sarasota, Florida 34234 ("Borrower") promises to pay to the order of Daimler Capital Partners, Ltd., a British Virgin Islands Corporation, at 2, rue Thalberg CP 1507 CH-1211 Geneva 1 Switzerland ("Lender") or such other place as the holder may designate in writing to the undersigned, the principal sum of two hundred thousand United States Dollars ($200,000 USD), (the "Funds") together with prepaid interest thereon from date hereof until paid, at the rate of fifteen percent (15%) per annum as follows:

The entire principal amount and prepaid interest of two hundred ten thousand United States Dollars ($210,000 USD) shall be repaid on February 28, 2003 but may be extended at the option of the Borrower until April 28, 2003 on terms described below (the "Extension Option"). The Extension Option shall allow the borrower to extended its payment of principal and prepaid interest beyond February 28, 2003. Payments made after February 28, 2003 shall equal the principal amount and prepaid interest of two hundred fifteen thousand United States Dollars ($215,000 USD). If the Borrower elects the Extension Option, then the Borrower shall grant the Lender an option to purchase fifty thousand (50,000) common shares par value $0.001 of Invisa, Inc. at $1.00 per share until April 28, 2006. The underlying shares shall have the same registration rights as described below for the options described as the "Setup Fee".

Payments shall be applied first to prepaid interest and the balance to principal.

All or any part of the aforesaid principal sum and prepaid interest may be prepaid at any time and from time to time without penalty. The Borrower agrees to pay to Lender ten percent (10%) of any funds received by the Borrower from the placement of the Borrower's equity of any kind or funds received from additional debt the Borrower may arrange, excluding the Borrower's existing lines of credit, funds from new loans guaranteed by shareholders, funds from new loans from shareholders or funds from trade debt, as partial loan repayment.

In the event of any default by the undersigned in the payment of principal or prepaid interest when due or in the event of the suspension of actual business, insolvency, assignment for the benefit of creditors, adjudication of bankruptcy, or appointment of a receiver, of or against the undersigned, the unpaid balance of the principal sum and prepaid interest of this promissory note shall at the option of the holder become immediately due and payable.

Borrower's obligations in this Promissory Note are secured by a security interest in certain personal property of the Borrower as reflected in the Security Agreement dated the same date as this Promissory Note.

The Borrower agrees to file a registration statement on Form 10 or Form 10-SB with the

Securities and Exchange Commission (the "SEC Filings") within ten (10) days of the receipt of the Funds. Failure of Borrower to exercise its best efforts to do so will constitute a default of this Promissory Note and the principal amount and prepaid interest will immediately become due and payable.

In consideration for arranging the Funds, the Lender is entitled to a Setup Fee (the "Set Up Fee") consisting of the following:

         1. Option to purchase 200,000 common shares par value $0.001 of Invisa Inc. expiring October 28, 2006.
         2. The right to demand registration of the underlying stock commencing June 28, 2004.
         3. The strike price of the option will be determined by the repayment of the principal amount and prepaid interest as follows:
                           - Repayment within 30 days of receipt of the Funds the strike price shall be $3.00 per share
                           - Repayment within 60 days of receipt of the Funds the strike price shall be $2.00 per share
                           - Repayment within 90 days of receipt of the Funds the strike price shall be $1.50 per share
                           - Repayment 91 days or more after the receipt of the Funds the strike price shall be $1.00 per share

The maker waives demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and all lack of diligence or delays in collection which may occur, and expressly consent and agree to each and any extension or postponement of time of payment hereof from time to time at or after maturity or other indulgence, and waive all notice thereof.

In case suit or action is instituted to collect this note, or any portion hereof, the maker promises to pay such additional sum, as the court may adjudge reasonable, attorneys' fees in said proceedings.

This note is made and executed under, and is in all respects governed by, the laws of the State of Florida.



                                            Invisa, Inc.



                                            By: /s/ Stephen A. Michael/President
                                               ---------------------------------
                                               Authorized Signatory

                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is made and effective this October 28, 2002, by and between Invisa, Inc., a Nevada Corporation ("Borrower"), and Daimler Capital Partners, Ltd, a British Virgin Islands Corporation ("Secured Party").

Borrower is in the debt of Secured Party.

Borrower desires to give, and Secured Party desires to receive, a security interest in certain tangible personal property of Borrower to secure such debt.

NOW, THEREFORE, Secured Party and Borrower agree as follows:

1. DEFINITIONS.

A. "Collateral": The following described tangible, personal property of
Borrower: (i) Five hundred thousand (500,000) restricted common shares par value $0.001 of Invisa, Inc. registered in the name of Daimler Capital Partners, Ltd.; and (ii) all additions and substitutions to or for the items referred to in
Section 1.(A) (i) above, and all proceeds therefrom.

B. "Obligation": All of the interest, principal and other amounts payable under that certain promissory note dated October 28, 2002, payable by Borrower to Secured Party for two hundred thousand United States Dollars ($200,000 USD), bearing interest at a rate of fifteen percent (15%) per annum, a copy of which is attached hereto as Exhibit A.

2. SECURITY INTEREST.

Borrower hereby grants to Secured Party a security interest in the Collateral in order to secure payment of the Obligation.

3. BOOKS AND RECORDS; INSPECTION.

Borrower shall keep and maintain, at its expense, complete records of the Collateral. Secured Party shall have the right at any time and from time to time, without notice, to call at Borrower's place of business during normal business hours to inspect the correspondence, books, and records of Borrower relating to the Collateral.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER.

Borrower represents and warrants to Secured Party that, with respect to the Collateral, Borrower possesses and shall possess at all times while this Security Agreement is in effect, full, complete and unencumbered title to such goods, subject only to Secured Party's security interest hereunder, and liens, if any, for current taxes, assessments and other governmental charges are not delinquent.

5. COVENANTS OF BORROWER.

The Borrower agrees and covenants with Secured Party that:

A. The Collateral shall be kept at the offices of G.M. Capital Partners Ltd. Borrower shall not change the location of the Collateral without the prior written consent of Secured Party.

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B. Borrower shall not at any time cause or suffer any part of the Collateral, or any interest in any of Collateral to be subject to any Security Interest other than that of Secured Party.

C. Borrower shall defend the Collateral against the claims and demands of all persons other than Secured Party.

D. Borrower shall at all times promptly pay and discharge, at Borrower's expense, all taxes, assessments and other governmental charges which constitute or may become liens on the Collateral.

E. At the request of Secured Party, at any time and from time to time, Borrower shall execute such financing statements and other documents, pay such filing, recording and other fees, and do or cause to be done such other acts or things as Secured Party deems reasonably necessary to establish, perfect, and continue its security interest hereunder.

F. Borrower shall pay all costs, expenses, charges and other obligations, including, without limitation, reasonable attorneys' fees, suffered or incurred by Secured Party to protect, preserve, maintain and obtain possession of or title to the Collateral, to perfect, protect, preserve and maintain the security interest granted by this Security Agreement, and to enforce or assert any one or more of its rights, powers, remedies and defenses under this Security Agreement.

6. EVENTS OF DEFAULT.

Borrower shall be in default under this Security Agreement if Borrower fails timely to observe and perform any covenants, conditions or agreements required to be observed or performed by Borrower under this Security Agreement, or if Borrower defaults upon any material promise in the obligation.

7. REMEDIES UPON EVENT OF DEFAULT.

At any time upon or following written notice of the occurrence without cure of one or more of the events of default under Section 6 hereof, the collateral shall be delivered to the Lender as full payment of all principal and interest due under the terms of the Promissory Note

8. NOTICES.

Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.



                  If to Borrower:

                           Invisa, Inc.
                           4400 Independence Court
                           Sarasota, Florida 34234

                  If to Secured Party:

                           Daimler Capital Partners, Ltd
                           2, rue Thalberg
                           CP 1507
                           CH-1211 Geneve 1

9. SEVERABILITY.

The invalidity or unenforceability of any provision in this Agreement shall not cause any other provision to be invalid or unenforceable.

10. FINAL AGREEMENT.

This Agreement constitutes the final agreement and understanding between the parties on the subject matter hereof and supersedes all prior understandings or agreements whether oral or written. This Agreement may be modified only by a further writing that is duly executed by both parties.

11. HEADINGS.

Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, Borrower and Secured Party have executed this Security Agreement on the date first above written.



Invisa, Inc.                           Daimler Capital Partners, Ltd



By: /s/Stephen A. Michael, President   By: /s/Walter Stopfer
   ---------------------------------      --------------------------------------
   Authorized Signatory                   Authorized Signatory
                                          Director

                                ESCROW AGREEMENT

         This Escrow Agreement ("Agreement") is made and effective as of October 28, 2002, by and among Invisa, Inc., a Nevada corporation ("Borrower"), Daimler Capital Partner Ltd., a British Virgin Islands corporation ("Lender"), and G.M. Capital Partners, Ltd. ("Escrow Agent").

         WHEREAS, on October 28, 2002, Borrower and Lender entered into a Security Agreement, a copy attached hereto as Exhibit "A", and Borrower delivered a Promissory Note to Lender in connection with that certain $200,000 loan transaction as described in the Promissory Note and Security Agreement attached hereto; and

         WHEREAS, pursuant to the Security Agreement, the collateral for the loan transaction is 500,000 restricted shares of the Borrower's Common Stock issued in the name of Lender ("Collateral") which is to be delivered to and held by the Escrow Agent; and

         WHEREAS, the parties wish to set forth the terms and conditions pursuant to which the Escrow Agreement shall hold and return the Collateral to Borrower upon payment of the Promissory Note or deliver the Collateral to the Lender in the event of a default as set forth in the Promissory Note and the Security Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Collateral - Share Certificate - The Borrower shall instruct its Transfer Agent to issue a stock certificate in the name of Lender for 500,000 shares of Invisa, Inc. Common Stock and have same delivered to Escrow Agent.

2. Location of Collateral - The Escrow Agent shall, at all times, hold the Collateral at its offices at:

                           G.M. Capital Partners, Ltd.
                           Usteristrasse 19
                           POB 6681
                           8023 Zurich
                           Switzerland
                           Attention: Mr. J.A. Michie

3. Return of Collateral to Borrower - Upon payment of all principal and interest due under the Promissory Note, Borrower shall provide Escrow Agent with evidence of full payment. Escrow Agent shall promptly notify Lender of such notification and Lender shall have three days within which to deny that full payment of principal and interest has been made. Failing such timely contest from Lender, Escrow Agent shall promptly deliver the Collateral to the Borrower via overnight mail at the address reflected in Paragraph 6 below. In the event of a timely notice of contest by Lender, Escrow Agent shall hold the Collateral until the parties resolve the dispute.

4. Delivery of Collateral to Lender Upon Default - Lender shall notify Escrow Agent of any default. Escrow Agent shall provide Borrower with notification of the default and Borrower shall have three days within which to submit a notice of contest. In the absence of a timely notice of contest, Escrow Agent shall deliver the Collateral held in Escrow to Lender as full payment of all principal and interest and other amounts due under the Promissory Note. Should Borrower provide a timely notice of contest, Escrow Agent shall hold the Collateral until the parties resolve the dispute.

5. Validity of Notice and Instruction - The Escrow Agent may assume that any notice or instruction received by it hereunder is authentic and has been duly and validly given, pursuant to due authorization by or on behalf of the person by which or on behalf of which it purports to be given, and the Escrow Agent shall have no duty to inquire with respect thereto.

6. Notices - All notices shall be made via overnight delivery and shall be deemed effective when received by the noticed party at the addresses set forth below:

                           Invisa, Inc.
                           4400 Independence Court
                           Sarasota, Florida 34234

                           Daimler Capital Partners, Ltd.
                           2, rue Thalberg
                           CP 1507
                           CH - 1211 Geneve 1

                           G.M. Capital Partners, Ltd.
                           Usteristrasse 19
                           POB 6681
                           8023 Zurich
                           Switzerland
                           Attention Mr. J.A. Michie

7. Governing Law - This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflict of law principles. Any legal action relating to the Collateral or this Agreement shall be brought only in and each of the parties hereto consents to the jurisdiction of Florida in the Circuit Courts in and for Sarasota County, Florida.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the year and date first written above.



Invisa, Inc.                           Daimler Capital Partners, Ltd.



By: /s/Stephen A. Michael/President    By: /s/ Walter Stopfer/
-----------------------------------       --------------------------------------



G.M. Capital Partners, Ltd.



By: /s/ J.A. Michie
-----------------------------------

                                  STOCK OPTION

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, Invisa, Inc., a Nevada corporation ("Invisa, Inc." or the "Company") has, on October 28, 2002, granted to Daimler Capital Partners Ltd. ("Holder") the right and option until October 28, 2006 to purchase 200,000 shares of Common Stock of Invisa, Inc., at a purchase price of $1.00 per share.

         This Option is being issued in accordance with the terms of that certain Promissory Note dated October 28, 2002, executed by the Company as Borrower and delivered to the Holder as Lender.

         Commencing on June 28, 2004, Holder shall have the right to demand that the Company file and exercise reasonable efforts to effect a Registration Statement under the Securities Act of 1933 (the "Act"), covering the 200,000 shares which may be purchased under this Option. Such demand to register said shares shall be in writing, executed by Holder and shall state Holder's intention to exercise the Option to purchase the shares demanded to be registered. The cost of any such Registration Statement shall be borne solely by the Company provided that the Company shall not be required to pay any commissions, legal fees or other sales cost incurred by the Holder. In the event of a stock dividend or stock split resulting in the number of outstanding of shares of the Company being changed, the applicable exercise price and number of shares, as provided in this Option, shall be proportionately adjusted. In the event of the merger, consolidation, or combination of the Company into another company or entity which survives that transaction, the shares which may be purchased under this Option shall be converted into an equivalent number of shares of the surviving entity. In the event of the sale of all or substantially all of the assets of the Company, the shares which may be purchased upon the exercise of the Option shall be treated in any distribution as if said shares are issued and outstanding, with the exception that the exercise price under this Option shall be deducted from the amount to be distributed on a per-share basis.

         The grant of this Option is made without registration under the Act by reason of a specific exemption. The Option and shares to be issued at exercise shall (unless registered in accordance with this Option) be restricted as to transfer in accordance with Rule 144 of the Act.

         As a condition to the issuance of shares of Common Stock of the Company under this Option, the Holder agrees to remit to the Company at the time of any exercise of this Option any taxes required to be withheld by the Company under Federal, State, or Local law as a result of the exercise of this Option.

         This Option may not be transferred without the consent of the Company.

         The Holder shall not have any of the rights of a shareholder with respect to any shares of the Company's common stock until the purchase price for the shares has been paid to the Company.

         The Company has caused this Stock Option Agreement to be executed in the name of the Company by its corporate officer having been duly authorized, and the Holder has hereunto set Holder's hand and seal as of the date and year first above written.


INVISA, INC.                                   AGREED TO AND ACCEPTED BY HOLDER:
a Nevada corporation                           DAIMLER CAPITAL PARTNERS, LTD.



By:    /s/  Stephen A. Michael                 By:      /s/ Walter Stopfer
     -------------------------------              ------------------------------
Its:   President                               Its:     Managing Director

                                  STOCK OPTION

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, Invisa, Inc., a Nevada corporation ("Invisa, Inc." or the "Company") has, on February 28, 2003, granted to Daimler Capital Partners Ltd. ("Holder") the right and option until April 28, 2006 to purchase 50,000 shares of Common Stock of Invisa, Inc., at a purchase price of $1.00 per share.

         This Option is being issued in accordance with the terms of that certain Promissory Note dated October 28, 2002, executed by the Company as Borrower and delivered to the Holder as Lender.

         Commencing on June 28, 2004, Holder shall have the right to demand that the Company file and exercise reasonable efforts to effect a Registration Statement under the Securities Act of 1933 (the "Act"), covering the 50,000 shares which may be purchased under this Option. Such demand to register said shares shall be in writing, executed by Holder and shall state Holder's intention to exercise the Option to purchase the shares demanded to be registered. The cost of any such Registration Statement shall be borne solely by the Company provided that the Company shall not be required to pay any commissions, legal fees or other sales cost incurred by the Holder. In the event of a stock dividend or stock split resulting in the number of outstanding of shares of the Company being changed, the applicable exercise price and number of shares, as provided in this Option, shall be proportionately adjusted. In the event of the merger, consolidation, or combination of the Company into another company or entity which survives that transaction, the shares which may be purchased under this Option shall be converted into an equivalent number of shares of the surviving entity. In the event of the sale of all or substantially all of the assets of the Company, the shares which may be purchased upon the exercise of the Option shall be treated in any distribution as if said shares are issued and outstanding, with the exception that the exercise price under this Option shall be deducted from the amount to be distributed on a per-share basis.

         The grant of this Option is made without registration under the Act by reason of a specific exemption. The Option and shares to be issued at exercise shall (unless registered in accordance with this Option) be restricted as to transfer in accordance with Rule 144 of the Act.

         As a condition to the issuance of shares of Common Stock of the Company under this Option, the Holder agrees to remit to the Company at the time of any exercise of this Option any taxes required to be withheld by the Company under Federal, State, or Local law as a result of the exercise of this Option.

         This Option may not be transferred without the consent of the Company.

         The Holder shall not have any of the rights of a shareholder with respect to any shares of the Company's common stock until the purchase price for the shares has been paid to the Company.

         The Company has caused this Stock Option Agreement to be executed in the name of the Company by its corporate officer having been duly authorized, and the Holder has hereunto set Holder's hand and seal as of the date and year first above written.


INVISA, INC.                                   AGREED TO AND ACCEPTED BY HOLDER:
a Nevada corporation                           DAIMLER CAPITAL PARTNERS, LTD.



By:    /s/  Stephen A. Michael                 By:        /s/ Walter Stopfer
     -------------------------------                 ---------------------------
Its:   President                               Its:        Managing Director